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                                                                 EXHIBIT 10.17.4

                               AMENDMENT NO. 2 TO
                           SECOND AMENDED AND RESTATED
                         SECURITY AND FUNDING AGREEMENT

                AMENDMENT NO. 2 (this "Amendment"), dated as of September 27, 2002, to the SECOND AMENDED AND RESTATED SECURITY AND FUNDING AGREEMENT, dated as of April 27, 2001, by and among AMERICREDIT MANHATTAN TRUST, a Delaware business trust (the "Borrower"), JPMORGAN CHASE BANK, a New York banking corporation, as administrative agent on behalf of the Secured Parties and as securities intermediary hereunder (together with its successors and assigns in such capacities, the "Administrative Agent" and the "Securities Intermediary", respectively) and THE SEVERAL SECURED PARTIES AND FUNDING AGENTS PARTY THERETO FROM TIME TO TIME.

                              W I T N E S S E T H :

                WHEREAS, the Borrower, the Administrative Agent, the Secured Parties and the Funding Agents have entered into a Second Amended and Restated Security and Funding Agreement, dated as of April 27, 2001 (the "Agreement");

                WHEREAS, the parties hereto wish to amend the Agreement as hereinafter provided.

                NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

                SECTION 1. Defined Terms. Unless otherwise defined herein, the terms used herein shall have the meanings assigned to such terms in, or incorporated by reference into, the Agreement. For all purposes of this Amendment, "Effective Date" shall mean the first day on which (i) the Administrative Agent shall have received executed counterparts to this Amendment, (ii) the accrued fees and expenses of counsel to the Administrative Agent and the Secured Parties shall have been paid in full and (iii) the Secured Parties shall have received an opinion of counsel to the Borrower regarding the enforceability of the Agreement and the Sale and Servicing Agreement under New York law.

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                SECTION 2. Amendments to Agreement. The Agreement is hereby amended, effective on the Effective Date, as follows:

        (a) Section 7.1 of the Agreement shall be amended by inserting the following subsection at the end thereof:

                (i) Reaffirmation of VFN Ratings. If, at any time, any other asset-backed securitization sponsored by AFS is the subject of (i) a downgrade or withdrawal of any rating assigned by any nationally recognized statistical rating agency to such securitization or (ii) a requirement by any such rating agency that such securitization requires additional credit enhancement in order for the then-current rating assigned by such rating agency to be maintained, then, in such event, the Borrower shall be required to notify the Administrative Agent of any such event within one (1) Business Day following the occurance of such event, and the Borrower shall obtain a reconfirmation of the ratings assigned by any Rating Agency to the VFN within twenty (20) days following notice from the Administrative Agent.

        (b) Section 7.1(b) shall be amended by inserting the following at the end of the first sentence thereof:

        , (xiii) no Event of Default (as therein defined) under any public asset backed transaction of AmeriCredit Corp. or any of its direct or indirect subsidiaries shall have occurred and be continuing, (xiv) AmeriCredit Corp. shall have received proceeds of an offering of equity in an amount no less than $150,000,000 and (xv) the Borrower (and/or the Servicer on its behalf) shall have provided to the Administrative Agent such financial information and projections concerning AmeriCredit Corp., its Affiliates, the Receivables and other financial matters as the Administrative Agent may request.

        (c) Section 7.1(c) of the Agreement shall be deleted in its entirety and shall be replaced by the following:

        ________(c) Advance Percentage. With respect to any Funding Date, the advance percentage (the "Advance Percentage") to determine the Advance Amount shall be (i) with respect to Asset Backed Securities, 100%, subject to the reserve requirement to be established at or prior to the initial funding under the ABS Funding Sublimit, as accept-

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        able to each Lending Group and the Primary Seller, and (ii) with respect to Receivables, shall be 100% minus the Credit Enhancement Rate at such time.

        (d) Section 7.1(f) of the Agreement shall be amended by inserting the following provision at the end thereof:

                (iv) Notwithstanding anything to the contrary in this Agreement, the Borrower shall have the ability, upon five (5) Business Days' notice, to reduce the Aggregate Net Investment and the Aggregate Commitment to zero by remitting to the Administrative Agent, for the benefit of the Secured Parties, an amount equal to the sum of the VFN Balance, all accrued and unpaid Carrying Costs to the date of reduction, and any other amounts due and owing to the Administrative Agent and the Secured Parties under this Agreement and the other Basic Agreements.

        (e) Section 7.1 of the Agreement shall be amended by inserting the following provision at the end thereof:

                (i) Other Information. In the event the long-term senior unsecured debt rating of AmeriCredit Corp. shall fall below B+ by S & P or Ba2 by Moody's (or either such rating shall have been withdrawn), then, no later than the thirtieth (30th) day following the occurrence of such event, the Borrower (or the Servicer on its behalf) shall supply the data specified in Section 5.13 of the Sale and Servicing Agreement, together with any other information requested by the Administrative Agent.

        (f) On and after the Effective Date, all references in the Agreement and the other Basic Agreements to "HLS", "Gotham", "Eiffel", "Holland Limited Securitization, Inc.", "Gotham Funding Corporation", "Eiffel Funding, LLC", and to defined terms related to "HLS", "Gotham" and "Eiffel", shall be of no further force and effect, and all provisions in the Agreement containing such references shall be construed for all purposes as if such references did not exist.

                SECTION 3. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be

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deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.

                SECTION 4. Consents; Binding Effect. The execution and delivery by the parties hereto of this Amendment shall constitute the written consent of each of them to this Amendment and to Amendment No. 4, dated as of September 27, 2002, to the Sale and Servicing Agreement, dated as of September 14, 2000 (as amended, the "Sale and Servicing Agreement"), between the Borrower, AmeriCredit Financial Services, Inc., AmeriCredit Funding Corp. V and the Administrative Agent. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

                SECTION 5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                SECTION 6. Severability of Provisions. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                SECTION 7. Captions. The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

                SECTION 8. Agreement to Remain in Full Force and Effect. Except as amended hereby, the Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in all respects. This Amendment shall be deemed to be an amendment to the Agreement. All references in the Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, and all references to the Agreement in any other agreement or document shall hereafter be deemed to refer to the Agreement as amended hereby.

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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Second Amended and Restated Security and Funding Agreement to be executed as of the date and year first above written.

                                          AMERICREDIT MANHATTAN TRUST, as
                                           Borrower

                                          By: Bankers Trust (Delaware), solely
                                               in its capacity as Trustee

                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                          JPMORGAN CHASE BANK,
                                            as Administrative Agent on behalf of
                                            the Secured Parties

                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                          JPMORGAN CHASE BANK,
                                            as PARCO Funding Agent

                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                          PARK AVENUE RECEIVABLES
                                           CORPORATION,
                                           as a Secured Party

                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

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